SUPPLEMENT DATED MARCH 9, 2005 TO THE
               FIRST INVESTORS SPECIAL SITUATIONS FUND PROSPECTUS
                             DATED JANUARY 31, 2005

1. The following sentence replaces the first sentence of the paragraph under "Principal Investment Strategies" under "Overview of the Fund" on page 3:

      The Fund seeks to invest in companies that have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation, or new technology, or are experiencing some other "special situation" that makes them undervalued relative to their long-term potential.

2. The following paragraph replaces the paragraph after the third bullet under "Principal Risks" on page 3:

      Stocks that are considered "undervalued" may not rise as expected or may fall if anticipated events do not occur or investor perceptions do not change. Moreover, value stocks may fall out of favor with investors as a class.

3. The following sentence replaces the first sentence of the first paragraph under "Principal Investment Strategies" under "The Fund in Detail" on page 8:

      The Fund seeks to invest in common stock of companies that have a new product or service, are in a position to benefit from some change in the economy, industry transformation, new law, new regulation, or new technology, or are experiencing some other "special situation" that makes them undervalued relative to their long-term potential.

4. The following paragraph replaces the paragraph "Growth Stock Risk" on page 9 in its entirety:

      Undervalued Securities Risk: The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these events do not occur, are delayed or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall. Moreover, value stocks may fall out of favor with investors and decline in price as a class.

5. The second paragraph under "Who Manages the Special Situations Fund?" on page 9 is deleted in its entirety.

6. The following paragraphs supplement the disclosure under "Who Manages the Special Situations Fund?" on pages 9 and 10:

            At a Special Shareholders' Meeting of First Investors Special Situations Fund ("Fund") held on March 8, 2005, shareholders approved an agreement under which Paradigm Capital Management, Inc. ("PCM") will serve as subadviser of the Fund. PCM assumed the day-to-day management of the Fund on March 9, 2005, subject to supervision by First Investors Management Company, Inc. ("FIMCO") and the Fund's Board of Trustees.

            Under the Subadvisory Agreement, PCM will receive a subadvisory fee from FIMCO computed in the following manner. The daily net assets of the Fund and First Investors Life Series Discovery Fund, a series of First Investors Life Series Fund, shall first be added together. An aggregate fee shall then be computed on the sum as if the funds were combined using the following schedule: 0.40% of the first $50 million; 0.30% of the next $200 million; and 0.25% on the balance over $250 million. The fee payable under the Subadvisory Agreement shall then be computed by multiplying the aggregate fee by the ratio of the net assets of the Fund to the sum of the net assets of both funds. A discussion regarding the basis for the board of directors approving the Subadvisory Agreement of the Fund will be available in the Fund's semi-annual report to shareholders dated March 31, 2005.

            As of March 9, 2005, John B. Walthausen serves as portfolio manager of the Fund. Mr. Walthausen is also portfolio manager of the First Investors Life Series Discovery Fund. Mr. Walthausen has been Senior Vice President and Portfolio Manager of PCM since 1994. The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

SPCSA0305